================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement


[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             INLAND RESOURCES INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             INLAND RESOURCES INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of INLAND RESOURCES INC. (the "Company") will be held on Tuesday, June 30, 1998, at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, for the following purposes:

          (1) To elect six members of the Board of Directors to serve until the 1999 annual meeting of stockholders or until their respective successors are duly elected and qualified; and

          (2) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock and Series C Preferred Stock of the Company at the close of business on April 30, 1998 will be entitled to vote at the meeting, as described above.

     For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 410 17th Street, Suite 700, Denver, Colorado.


                              By order of the Board of Directors

                              MICHAEL J. STEVENS
                              Secretary

April 30, 1998

                            ----------------------

     You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                             INLAND RESOURCES INC.

                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 30, 1998

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Inland Resources Inc. ("Inland" or the "Company"). The proxies solicited in connection with this proxy statement will be used at the annual meeting of stockholders of the Company to be held on Tuesday, June 30, 1998 at 9:00 a.m., local time, at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If either of the enclosed forms of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or the Secretary of the Company at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed forms of proxy are being mailed on or about June 1, 1998.

     The Company's principal executive office is located at 410 17th Street, Suite 700, Denver, Colorado 80202, and its telephone number is (303) 893-0102.

     At the close of business on April 30, 1998, (the "Record Date"), the Company had outstanding and entitled to vote 8,359,830 shares of Common Stock, $.001 par value (the "Common Stock"), and 100,000 shares of Series C Cumulative Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"). The holders of Common Stock and the holders of Series C Preferred Stock will vote together as one class on all matters presented at the annual meeting, and the holders of record of such shares of Series C Preferred Stock will be entitled to vote their shares based on the number of shares of Common Stock into which the Series C Preferred Stock is convertible (8.911 shares of Common Stock for each share of Series C Preferred Stock at March 31, 1998). The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Series C Preferred Stock entitled to vote at the annual meeting will constitute a quorum. All references to shares of Common Stock in this proxy statement have been adjusted to give effect to the 1 for 10 reverse stock split effected June 3, 1996.

     The Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON

     As of the date of this proxy statement, the Board of Directors of the Company knows of no matters other than the election of directors which are likely to be presented for consideration at the annual meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. An abstention or non vote on a matter will not be counted for purposes of determining whether the required vote necessary to approve such matter was received.

                             ELECTION OF DIRECTORS


     At the meeting, six directors are to be elected to hold office until the 1999 annual meeting of stockholders or until their successors are elected and qualified. The Company's Articles of Incorporation, as amended, provides that the number of directors shall be fixed by the Board of Directors, but shall not be less than three members. The Board of Directors is now comprised of six members, as fixed by the Board of Directors. The nominees for consideration by holders of Common Stock and Series C Preferred Stock are identified below under "Management".

     Proxies for shares of Common Stock and Series C Preferred Stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed forms of proxy to vote such proxy FOR the election of the nominees named below unless authorization is withheld on the proxy. Management does not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by management.

     The enclosed forms of Common Stock and Series C Preferred Stock proxies provide a means for holders of Common Stock and Series C Preferred Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of Common Stock or Series C Preferred Stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by management. The withholding of authority or abstention will have no effect upon the election of directors by holders of Common Stock and Series C Preferred Stock because under Washington law directors are elected by a plurality of the votes cast, assuming a quorum is present. The presence of a majority of the outstanding shares of Common Stock and Series C Preferred Stock will constitute a quorum. The shares held by each holder of Common Stock and Series C Preferred Stock who signs and returns the enclosed form of Common Stock or Series C Preferred Stock proxy, as applicable, will be counted for purposes of determining the presence of a quorum at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.

                                   MANAGEMENT


DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     The following table provides information as of April 30, 1998, with respect to each of the Company's nominees for director and each executive officer:

                                                                      Served as Executive
                                                                          Officer or
   Name                               Age          Position             Director Since
   ----                               ---          --------           -------------------

                                         DIRECTORS
   Kyle R. Miller                      45     Chairman, President and        1992
                                              Chief Executive Officer

   Arthur J. Pasmas/(1)(2)/            63     Director                       1994

   Thomas J. Trzanowski                59     Director                       1996

                                                                      Served as Executive
                                                                          Officer or
   Name                               Age          Position             Director Since
   ----                               ---          --------           -------------------
   Paul C. Schorr IV/(1)(2)/           31     Director                       1996

   Gregory S. Anderson/(1)/            41     Director                       1998

   Bruce M. Schnelwar/(2)/             57     Director                       1998

                                  OTHER EXECUTIVE OFFICERS

   Bill I. Pennington                  46     Vice President and Chief       1994
                                              Financial Officer

   John E. Dyer                        35     Vice President and Chief       1993
                                              Operating Officer

   Michael J. Stevens                  32     Vice President,                1993
                                              Secretary
                                              and Treasurer

-------------------------------------

(1)  Member of the Audit Committee.

(2)  Member of the Compensation Committee.

     KYLE R. MILLER. Mr. Miller has served as President, Chief Executive Officer and a Director of the Company since December 10, 1992. He was Chairman of the Board of Directors from December 10, 1992 until September 21, 1994, and was reappointed Chairman on October 1, 1996. For the five years prior to becoming President and Chief Executive Officer of the Company, Mr. Miller was engaged in oil and gas exploration through his own company, Miller Oil Company.

     ARTHUR J. PASMAS. Mr. Pasmas has served as Vice President of Smith Management LLC (or affiliated entities), New York, New York, a private investment firm, since 1987. Prior thereto, he was the founder in 1968, and served as President and Chief Executive Officer, of Resources Investment Corporation until it was acquired by an affiliate of Smith Management LLC in 1987. He currently manages various oil and gas investments for Smith Management LLC from offices in Houston, Texas, and also serves as a director of Hawaiian Airlines, Inc.

     THOMAS J. TRZANOWSKI. Mr. Trzanowski has served as President and a director of Pengo Realty Group, Inc., New York, New York, a private real estate holding company engaged in real estate investments, since June 1994. He has also served as President and a director of Spire Realty Group, Inc., Houston, Texas, a private property management company, since July 1989. Both companies are affiliates of Smith Management LLC. Mr. Trzanowski also served as Treasurer of various affiliates of Smith Management LLC from November 1983 through December 1994.

     PAUL C. SCHORR IV. Mr. Schorr has served as Vice President of Citicorp Venture Capital, New York, New York, a wholly owned subsidiary of Citibank engaged in private equity investing, since June 1996. Prior thereto, he was a management consultant with McKinsey & Company, Inc., from September 1993 until June 1996. Mr. Schorr graduated from Harvard Business School in 1993. He also serves as a director of Fairchild Semiconductor Corporation, a private company based in Portland, Maine, and as a director of Sybron Chemicals, Inc. and KEMET Corporation.

     GREGORY S. ANDERSON. Mr. Anderson has served as a director of the Company since February 17, 1998. Since October 1993, he has been the President and Chief Executive Officer of Anderson & Wells Sundance Venture Partners, L.P., a venture capital firm located in Phoenix, Arizona, and prior thereto served for over eight years as Vice President and General Manager of El Dorado Investment Company, a venture capital firm located in Phoenix, Arizona. Mr. Anderson also serves as a director of Gateway Data Sciences, Inc. and Western Pacific Airlines, Inc.

     BRUCE M. SCHNELWAR. Mr. Schnelwar has served as a director of the Company since February 17, 1998. He has served since August 1994 as Senior Vice President and Chief Financial Officer of Smith Management LLC (or affiliated entities), and prior thereto served as Executive Vice President and Chief Financial Officer of Margaretten Financial Corporation, a mortgage banking company, for over two years.

     BILL I. PENNINGTON. Mr. Pennington has served as Chief Financial Officer of the Company since September 21, 1994, and as Vice President since March 22, 1996. He served as a director of the Company from September 21, 1994 until September 25, 1996 and as Treasurer of the Company from September 21, 1994 until March 22, 1996. He also served as President, Chief Operating Officer and a Director of Lomax Exploration Company, now known as Inland Production Company ("IPC"), from May 1987 until Inland's acquisition of IPC on September 21, 1994. From March 1986 until May 1987, Mr. Pennington was a manager with the accounting firm of Coopers & Lybrand in Houston, Texas. From 1983 through 1986, Mr. Pennington was an Executive Vice President and a director of Texas General Petroleum Corporation, a Texas corporation. Mr. Pennington is a certified public accountant.

     JOHN E. DYER. Mr. Dyer has been Chief Geologist of the Company since March 1, 1993, Vice President of the Company since April 28, 1993 and Chief Operating Officer of the Company since March 22, 1996. From January 1992 until his association with the Company he was an independent consulting geologist to the oil and gas industry for various companies. From March 1988 through December 1991, he was the Chief Geologist for Miller Oil Company.

     MICHAEL J. STEVENS. Mr. Stevens has been the Controller of the Company since June 28, 1993, the Secretary since September 30, 1993 and a Vice President since April 30, 1997. He was the Treasurer of the Company from September 30, 1993 until September 21, 1994, and was reappointed as Treasurer on March 22, 1996. Prior to his association with the Company, for the past five years he was an auditor with Coopers & Lybrand (4.5 years) and senior internal auditor (0.5 years) at Diversified Energy, Inc., a publicly traded oil and gas company in Minneapolis, Minnesota. Mr. Stevens is a certified public accountant.

     The Company has an Audit Committee and Compensation Committee. The Company does not have a nominating committee.

     The Compensation Committee recommends and approves salaries of executive officers. Its current members are Messrs. Pasmas, Schorr and Schnelwar. It took three actions by written consent and held two meetings in 1997.

     The Audit Committee reviews financial press releases and earnings reports, recommends to the Board the independent public accountants to be used by the Company, reviews with the Company's independent auditors any management letters or other reports which such independent auditors deem necessary to be communicated to the Company or Audit Committee, and conducts a review of all related party transactions between the Company and any of its officers, directors or holders of five percent (5%) or more of the Company's Common Stock for the review of potential conflicts of interest in order to make reports to the full Board. Its current members are Messrs. Pasmas, Schorr and Anderson. The Audit Committee held one meeting in 1997.

     The Board of Directors of the Company held a total of five meetings during 1997 and took four actions by written consent. The Company's non-employee directors are paid an annual fee of $12,000, $1,000 for each meeting attended personally, $500 for each meeting attended telephonically and $500 for each meeting of any committee whether attended personally or telephonically. Directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board or committee meetings. Each non-employee director is also granted an option for 6,000 shares of Common Stock upon the date of initial election and upon the date of each reelection to the Board at an exercise price equal to the fair market value of the Common Stock on the business day preceding the date of election or reelection. The Board may also grant discretionary options to directors, in addition to the foregoing options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by the Company, the Company is not aware of any failure by any officer, director or beneficial owner of more than 10% of the Company's Common Stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 1997.

CERTAIN TRANSACTIONS

     Pengo Securities Corp. ("Pengo") has entered into two Registration Rights Agreement with the Company pursuant to which the Company has agreed to register for resale certain shares of Common Stock owned by Pengo and Arthur J. Pasmas at the Company's expense and certain other shares at the expense of Pengo and Arthur J. Pasmas. During 1994, Pengo requested the Company register 600,000 shares of Common Stock for resale by Pengo at the Company's expense, which aggregated approximately $5,663.

     Pengo has also entered into a Registration Rights Agreement with the Company in connection with the purchase by Pengo of 1,200,000 shares of Common Stock for an aggregate purchase price of $6 million ($5.00 per share) pursuant to which the Company has agreed to register for resale such shares of Common Stock at the Company's expense. To date, Pengo has not requested the Company register any of such shares for resale.

     Effective July 1, 1995, Randall D. Smith ("Smith"), Inland and IPC, entered into a Farmout Agreement pursuant to which IPC agreed to farmout to Smith 40-acre drill sites and Smith agreed to expend approximately $6,800,000 to drill wells on such drill sites between July 1, 1995 and December 31, 1995. Pursuant to the Farmout Agreement, 21 wells were drilled and funded by Smith, 20 of which were producing wells and one of which was a dry hole. IPC earned a supervisory fee of $25,000, proportionately reduced to IPC's working interest ownership in the drill site, for each well drilled, for an aggregate of $326,178 in supervisory fees in 1995. The Farmout Agreement provided that Smith would reconvey the drill sites to IPC once Smith had recovered from production an amount equal to 100% of his expenditures, including supervisory fees and severance and production taxes, plus an additional sum equal to an annual 22% rate of return on all such sums expended by Smith ("Payout"). On November 22, 1995, Inland, IPC and Smith entered into an Option Agreement pursuant to which Smith granted to IPC the option to reacquire the drill sites on March 10, 1997 by issuing that number of shares of Common Stock valued at $5.00 per share
(the market price on November 22, 1995), which, based upon such valuation, would equal the amount necessary for Smith to achieve Payout. If Inland and IPC failed to exercise such option, Smith was given an option, exercisable prior to expiration of the third business day following March 10, 1997, to purchase that number of shares of Common Stock which, based on a valuation of $5.00 per share, would equal an amount that would cause Smith to achieve Payout. In the event Smith elected to purchase such shares, Inland agreed to register the shares upon Smith's request and to pay all expenses of such registration. Prior to June 1, 1996, Smith transferred a portion of his interests in the farmout wells, the Farmout Agreement and Option Agreement to Jeffrey A. Smith and John W. Adams (collectively, with Smith, the "Farmout Stockholders"). The Farmout Stockholders transferred all of said interests to Farmout, Inc. ("Farmout") prior to June 1, 1996.

     On June 12, 1996, Farmout, the Farmout Stockholders, Inland, IPC and an entity affiliated with Smith and Smith Management LLC ("Smith Affiliate") entered into an agreement (the "Purchase Agreement") pursuant to which the Farmout Stockholders transferred one hundred percent (100%) of the outstanding capital stock of Farmout to Inland in exchange for 1,309,880 shares (the "Farmout Shares") of Common Stock, with such transfer to be effective June 12, 1996, but with the Farmout Shares not to be delivered by Registrant to the Farmout Stockholders until January 2, 1997. The effect of the Purchase Agreement was to accelerate the March 10, 1997 acquisition date for the 20 producing wells which IPC had the right to acquire under the Option Agreement. Consequently, Inland has, through its acquisition of the outstanding stock of Farmout, indirectly acquired these wells. Inland also has agreed to register the Farmout Shares upon the request of the Farmout Stockholders and to pay all expenses of such registration.

     Pursuant to the Purchase Agreement, Smith Affiliate also agreed to purchase 950,000 shares of a newly designated series of preferred stock of Inland (the "Series B Preferred Stock") which has 1,000,000 shares designated in the series. Smith Affiliate assigned this right to Pengo Securities Corp., which purchased the 950,000 shares. Arthur J. Pasmas ("Pasmas"), a director of Inland and a Vice President of Smith Management LLC, entered into a similar agreement with Inland on June 12, 1996 pursuant to which he agreed to purchase the remaining 50,000 shares of Series B Preferred Stock. The Series B Preferred Stock was issued by Inland to Pengo Securities Corp. and Pasmas for cash of $10 per share (an aggregate of $10,000,000) on July 31, 1996. In connection with the Company's issuance of the Series C Preferred Stock on July 21, 1997, the holders of Series B Preferred Stock waived redemption of the Series B Preferred Stock and instead elected to convert their Series B Preferred Stock into 1,977,671 shares of Common Stock.

     On July 21, 1997, the Company closed the sale of 100,000 shares of Series C Preferred Stock to an affiliate of Enron Corp. for cash of $10.0 million ($9.6 million net of closing fees). The Series C Preferred Stock is initially convertible at any time by the holder into 8.333 shares of Common Stock, an effective conversion price of $12.00 per share. The Series C Preferred Stock bears a dividend of 10% per annum. Accumulated dividends may also be converted by the holder at the same ratio as the Series C Preferred Stock. Subsequent to July 21, 2000 (the third anniversary), the Company has the option to redeem for cash at par value ($100 per share) all outstanding shares of Series C Preferred Stock plus accrued dividends. If not converted by the holder or redeemed for cash by the Company prior to the later of (i) July 21, 2005 (the eighth anniversary) or (ii) six months following maturity of any high yield offering or long-term debt financing in the aggregate amount of at least $25.0 million obtained after July 21, 1997, the Company must redeem the Series C Preferred Stock and all accrued dividends for (i) cash or, at the Company's election, (ii) Common Stock issued at 80% of the market price of the Common Stock on the day of redemption. The Series C Preferred Stock votes with common stockholders on all matters based on the number of shares of Common Stock the Series C Preferred Stock is convertible into; except for the approval of amendments to the Series C Preferred Stock, the authorization of any other series of preferred stock having equal or greater rights, and the approval of any merger, consolidation or share exchange involving the Company unless the holder of the Series C Preferred Stock receives equivalent stock with equivalent rights. In these instances, the Series C Preferred Stock votes as a separate class. The Series C Preferred Stock also carries anti-dilution protection, rights to demand registration at the Company's expense, a liquidation preference equal to par value of all outstanding shares plus accrued dividends, and other mandatory redemption requirements under certain circumstances involving the Company entering into a new line of business or certain mergers, consolidations or share exchanges.

EXECUTIVE COMPENSATION

     The following tables set forth the compensation paid by Inland (and its subsidiary, IPC) for services rendered during the fiscal years ended December 31, 1997, 1996 and 1995, and the number of options granted, to the Chief Executive Officer of Inland and each of the executive officers named below, and the value of the unexercised options held by such officers on December 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                 Long Term
                                    Annual Compensation        Compensation
                                    -------------------        ------------
                                                                Securities
        Name and                                                Underlying
        Principal                                               Options or         All Other
        Position              Year    Salary     Bonus           Warrants        Compensation
        --------              ----    ------     -----           --------        ------------
Kyle R. Miller,               1997   $199,559   $85,000          295,000         $  19,147
President and                 1996    180,000    45,000          100,000          71,924/(1)/
  Chief Executive Officer     1995    180,000      -              31,250             7,738

Bill I. Pennington,           1997    148,236    60,000          185,000             3,958
Vice President and            1996    137,500    34,375           50,000             2,043
  Chief Financial Officer     1995    137,500      -                -                1,884

John E. Dyer,                 1997    148,187    60,000          220,000             1,681
Vice President and            1996    109,400    34,375           50,000             4,609
  Chief Operating Officer     1995     80,600      -              37,500             2,265

Michael J. Stevens,           1997     90,430    25,000          100,000             3,459
Secretary and                 1996     73,507     5,000           12,240             1,187
 Treasurer                    1995     61,155      -               5,200               550

------------------

(1) This amount includes a $50,000 payment for Mr. Miller canceling his old employment agreement and entering into a new one.

------------------

                        OPTION/WARRANT/SAR GRANTS TABLE
                (OPTION/WARRANT/SAR GRANTS IN LAST FISCAL YEAR)

                        Number of
                       Securities     Percent of
                       Underlying       Total
                       Options or   Option/Warrant
                        Warrants      Granted to       Exercise or
                        Granted      Employees in      Base Price   Expiration
      Name                 #          Fiscal Year        ($/Sh)        Date
      ----             ----------   --------------     -----------  ----------

Kyle R. Miller           70,000          7.7%            $10.00       1/23/02
                        112,500         12.4%             11.00      11/10/07
                        112,500*        12.4%             16.00      11/10/07

Bill I. Pennington       60,000          6.6%             10.00       1/23/02
                         62,500          6.9%             11.00      11/10/07
                         62,500*         6.9%             16.00      11/10/07

John E. Dyer             70,000          7.7%             10.00       1/23/02
                         75,000          8.2%             11.00      11/10/07
                         75,000*         8.2%             16.00      11/10/07

Michael J. Stevens       50,000          5.5%             11.00      11/10/07
                         50,000*         5.5%             16.00      11/10/07

------------------

* These options vest one-third on each of November 10, 2001, 2002 and 2003 if the optionee continues to be an employee of the Company and the Company has net earnings, before interest, income taxes, depreciation and amortization, of at least $40 million for the twelve months ended on the October 31 immediately preceding each such vesting date.

------------------

             AGGREGATED OPTION/WARRANT/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FY-END OPTION/WARRANT/SAR VALUES

                                                                                                                 Value of
                                                                                                                Unexercised
                                                                               Number of Securities            In-the-Money
                                Shares                                        Underlying Unexercised         Options/Warrants/
                               Acquired                   Value               Options/Warrants/SARs            SARs at 1997
                              on Exercise                Realized               at 1997 FY-End (#)             FY-End ($)*
       Name                        #                        $                Exercisable/Unexercisable   Exercisable/Unexercisable
       ----                   -----------                --------            -------------------------   -------------------------
Kyle R. Miller                    None                      None                  358,911/260,000            $1,748,488/$8,750

Bill I. Pennington               20,000                   115,950                  80,000/155,000              206,500/7,500

John E. Dyer                     30,000                   115,550                  95,500/185,000              279,749/8,750

Michael J. Stevens                8,200                    46,183                  12,240/100,000                43,591/ -

--------------------

* Value is based on the closing bid price of $10.25 per share on December 31, 1997.

--------------------

EMPLOYMENT AGREEMENTS

     On June 1, 1996, Kyle R. Miller, Bill I. Pennington and John E. Dyer entered into one-year employment agreements with the Company to serve as President and Chief Executive Officer (Mr. Miller), Vice President and Chief Financial Officer (Mr. Pennington) and Vice President and Chief Operating Officer (Mr. Dyer), and on May 1, 1997, Michael J. Stevens entered into a one-year employment agreement with the Company to serve as Vice President, Secretary and Treasurer. Under their respective employment agreements, Messrs. Miller, Pennington, Dyer and Stevens will receive an annual base salary of $250,000, $175,000, $175,000 and $100,000, respectively, and Mr. Miller will also receive a monthly car allowance of $1,000. Such agreements also entitle each person to participate in all employee benefit plans and programs of the Company. Each employment agreement automatically renews for successive one year periods, unless terminated by the Company for cause or without cause, or by the employee. If terminated without cause by the Company, the Company is required to pay Mr. Miller 150% of his base salary and bonus paid during the calendar year preceding termination, to pay Messrs. Pennington, Dyer and Stevens 100% of their respective base salaries and bonuses paid during the 12 months preceding termination. Each agreement also provides that if the employee is permanently disabled during the term of the agreement, he will continue to be employed at 50% of his base salary until the first to occur of his death, expiration of 12 months, or expiration of the then-current term of the employment agreement.
Each employee also agreed not to compete, directly or indirectly, against the Company for a period of one year following termination of his employment, within a 100 mile radius of any oil or gas property owned by the Company. Mr. Miller also agreed, as part of his employment agreement, to the termination of his warrant agreement dated July 23, 1993 pursuant to which he was entitled to be granted a five-year warrant equal to 5% of the number of shares, options or warrants issued or granted by the Company at any time during the term of such agreement, and the Company and Mr. Miller agreed that all prior warrants granted under such warrant agreement would expire June 1, 2003.

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth certain information regarding the ownership of Common Stock and Series C Preferred Stock as of March 31, 1998, by each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock or Series C Preferred Stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to the Company by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table:

                                         Series C Preferred                 Common Stock
                                         ------------------  -------------------------------------------
                                               Stock
                                               -----
                                                                                         Number of
                                                                                          Shares-
                                                                                          Assuming
                                                                                       Conversion of
                                                                                         Series C
                                         Number                Number                    Preferred
     Name and Address                      of                    of                      Stock by
     of Beneficial Owner                 Shares     Percent    Shares      Percent        Holder      Percent
     -------------------                 ------     -------    ------      -------        ------      -------
Randall D. Smith/(1)/                       -          -     5,111,679       61.1        5,111,679      55.3
  Pengo Securities Corp.
  885 Third Ave., 34th Floor
  New York, New York 10022

Citicorp Venture Capital Ltd./(2)/          -          -       544,078        6.5          544,078       5.9
  Citicorp
  Citibank, N.A.
  399 Park Ave.
  Floor 14/Zone 4
  New York, New York 10043

Enron Corp./(3)/                      100,000        100.0        -            -           891,096       9.6
  Joint Energy Development
  Investments II Limited
  Partnership
  1400 Smith
  Houston, Texas 77002

Kyle R. Miller/(4)/                         -          -       642,254        7.2          642,254       6.5
  410 17th Street
  Suite 700
  Denver, Colorado  80202

Arthur J. Pasmas/(1)(4)/                    -          -       234,353        2.8          234,353       2.5
  5858 Westheimer, Suite 400
  Houston, Texas  77057

Thomas J. Trzanowski/(1)/                   -          -        10,000         *            10,000        *
  1010 Lamar Street, Suite 550
  Houston, Texas 77002

Paul C. Schorr IV/(2)/                      -          -         6,000         *             6,000        *
  339 Park Avenue
  14th Floor, Zone 4
  New York, New York 10043

Gregory S. Anderson                         -          -          -            -              -           -
  One Arizona Center
  400 E. Van Buren
  Suite 750
  Phoenix, Arizona 85994

                                         Series C Preferred                 Common Stock
                                         ------------------  ------------------------------------------------
                                               Stock
                                               -----
                                                                                         Number of
                                                                                          Shares-
                                                                                          Assuming
                                                                                       Conversion of
                                                                                         Series C
                                         Number                Number                    Preferred
     Name and Address                      of                    of                      Stock by
     of Beneficial Owner                 Shares     Percent    Shares      Percent        Holder      Percent
     -------------------                 ------     -------    ------      -------        ------      -------
Bruce M. Schnelwar/(1)/                     -          -          -            -              -           -
  885 Third Avenue, 34th Floor
  New York, New York 10022

John E. Dyer/(4)/                           -          -       338,013        3.9          338,013       3.5
  410 17th Street
  Suite 700
  Denver, Colorado 80202

Bill I. Pennington/(4)/                     -          -       303,676        3.5          303,676       3.2
  410 17th Street
  Suite 700
  Denver, Colorado 80202

Michael J. Stevens/(4)/                     -          -       112,240        1.3          112,240       1.2
  410 17th Street
  Suite 700
  Denver, Colorado 80202

All Executive Officers and                  -          -     1,646,536       17.1        1,646,536      15.7
  Directors as a Group
  (9 persons)/(4)/

-----------------

*    Less than 1%

(1) Pengo Securities Corp. ("Pengo"), an affiliate of Smith Management LLC, owns of record and beneficially 4,129,269 shares of Common Stock. Randall
     D. Smith owns of record and beneficially 982,410 shares and may also be deemed to beneficially own the shares owned of record by Pengo. Pengo and Randall D. Smith disclaim beneficial ownership of 163,735 shares of Common Stock owned by Jeffrey A. Smith and 163,735 shares of Common Stock owned by John W. Adams, both of whom are officers and directors of Pengo and Smith Management LLC, and the shares owned by Jeffrey A. Smith and John W. Adams are not included in the table of shares owned by Randall D. Smith and Pengo. Pengo has the right to designate up to two nominees to the Company's Board of Directors for as long as it owns 600,000 or more shares, and one nominee for as long as it owns 300,000 or more shares but less than 600,000 shares. Arthur J. Pasmas and Bruce M. Schnelwar, Vice President and Senior Vice President and Chief Financial Officer, respectively, of Smith Management LLC, are such nominees. Thomas J. Trzanowski is the President of two affiliates of Smith Management LLC. Messrs. Pasmas, Schnelwar and Trzanowski disclaim beneficial ownership of the shares of the Company's Common Stock owned by Pengo and Pengo disclaims beneficial ownership of the shares of the Company's Common Stock owned by Mr. Pasmas, and their respective shares are not included in the table in the shares owned by the other.

(2) Citicorp Venture Capital Ltd. is the record and beneficial owner of the shares, which may also be deemed to be beneficially owned by its parent, Citibank, N.A., and by Citicorp, the parent of Citibank, N.A. Paul C.

     Schorr IV is Vice President of Citicorp Venture Capital Ltd. Mr. Schorr disclaims beneficial ownership of the shares of the Company's Common Stock owned by Citicorp Venture Capital Ltd.

(3) Joint Energy Development Investments II Limited Partnership ("JEDI") is the record and beneficial owner of the shares, which may also be deemed to be beneficially owned by Enron Corp. JEDI has the right, at its election, to appoint one member to the Board, but has not elected to exercise this right.

(4) Includes shares issuable under outstanding stock options and warrants granted to Messrs. Miller, Pasmas, Trzanowski, Schorr, Pennington, Dyer, Stevens, and all executive officers and directors as a group for 618,911, 9,000, 6,000, 6,000, 235,000, 280,500, 112,240 and 1,267,651 shares, respectively; of which options and warrants for 260,000, 155,000, 185,000 and 100,000 shares granted to Messrs. Miller, Pennington, Dyer and Stevens, respectively, have not vested and will not vest within sixty days from the date of this proxy statement.

-----------------


                         STOCKHOLDER PROPOSALS FOR THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS


     Proposals of stockholders must be received by the Company at its principal executive office at 410 17th Street, Suite 700, Denver, Colorado 80202, by January 31, 1999 for inclusion in the Company's proxy statement and form of proxy relating to the 1999 annual meeting of stockholders.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     Arthur Andersen LLP served as the Company's principal independent public accountants for 1997 and 1996, and has been selected by the Company to serve in 1998. Representatives of Arthur Andersen LLP are expected to be present at the 1998 annual meeting of stockholders with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Coopers & Lybrand LLP served as the Company's independent public accountants for 1995, but effective October 4, 1996, the Company dismissed Coopers & Lybrand LLP and engaged Arthur Andersen LLP. There were no disagreements with Coopers & Lybrand LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Coopers & Lybrand LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein has been filed with the Securities and Exchange Commission. Neither of the reports of Coopers & Lybrand LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1995 and 1994 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The decision to change the Company's principal independent accountant was approved by the Audit Committee of the Board of Directors of the Company.

                                 OTHER MATTERS


     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain officers and employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                    By Order of the Board of Directors

                                    Michael J. Stevens
                                    Secretary


April 30, 1998

                              COMMON STOCK PROXY

                             INLAND RESOURCES INC.

   THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on June 30, 1998, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF   [ ]  FOR all nominees listed below             [ ] WITHHOLD AUTHORITY to vote for   [ ]  ABSTAIN
         DIRECTORS          (except as marked to the contrary below)      all nominees listed below             from voting

         Kyle R. Miller, Arthur J. Pasmas, Thomas J. Trzanowski, Paul C. Schorr IV, Gregory S. Anderson and Bruce M. Schnelwar

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

         -----------------------------------------------------------------------

     2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.

                                    Date _________________ ____, 1998


                                    -------------------------------------
                                          Signature of Stockholder


                                    -------------------------------------
                                          Signature of Stockholder

                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                        SERIES C PREFERRED STOCK PROXY

                             INLAND RESOURCES INC.

  THIS SERIES C PREFERRED STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                   DIRECTORS

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Inland Resources Inc. (the "Company") to be held at the Denver Petroleum Club located at 555 17th Street, Suite 3700, Denver, Colorado 80202, on June 30, 1998, beginning at 9:00 a.m., Denver Time, and the Proxy Statement in connection therewith and (2) appoints Kyle R. Miller and Michael J. Stevens, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series C Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

     1.  ELECTION OF    [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY to vote for  [ ]  ABSTAIN
         DIRECTORS          (except as marked to the contrary below)      all nominees listed below           from voting

         Kyle R. Miller, Arthur J. Pasmas, Thomas J. Trzanowski, Paul C. Schorr IV, Gregory S. Anderson and Bruce M. Schnelwar

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

         -----------------------------------------------------------------------

     2. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

     If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     Please date, sign and mail this proxy in the enclosed envelope.



                                    Date ____________________ ___, 1998


                                    -----------------------------------------
                                          Signature of Stockholder


                                    -----------------------------------------
                                          Signature of Stockholder


                                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.